UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 26, 2003
                                                 -------------------------------


                                 DONNKENNY, INC.
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              (Exact name of registrant as specified in its charter


              Delaware                  0-21940               51-0228891
------------------------------------- ----------------- ------------------------
  (State or other jurisdiction of     (Commission          (IRS Employer
           incorporation)             File Number)       Identification No.)


                   1411 Broadway
                 New York, New York                          10018
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      (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code            (212)730-7770
                                                   -----------------------------


                                 Not applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                Explanatory Note
Donnkenny, Inc. (the "Company") is filing this amendment to its Current Report on Form 8-K filed with the Securities and Exchange Commission on
September  2,  2003  to  Amend  Item  4.  "Change  in  Registrant's   Certifying
Accountant."


Item 4.  Changes in Registrant's Certifying Accountant
------------------------------------------------------

     (a.) Previous independent accountants
          ---------------------------------

          (i.) Effective  August 26,  2003,  the  Company  dismissed  Deloitte &
               Touche LLP as its independent accountants.

          (ii.) The reports  of   Deloitte  &  Touche  LLP  on  the   Company's
               consolidated financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

          (iii.) The Company's Audit Committee  participated in and approved the
               decision  to  dismiss   Deloitte  &  Touche  LLP  and  to  change
               independent accountants.

          (iv.) In connection  with its  audits for the two most  recent  fiscal years and through August 26, 2003, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

          (v.) During the two most recent fiscal years and through August 26, 2003, there have been no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

          (vi.) The Company requested that Deloitte & Touche LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statement. A copy of said letter is attached as
               Exhibit 16.2 to this Form 8-K/A.

     (b.) New independent accountants
          ---------------------------

                The Company has engaged Mahoney Cohen & Company, CPA, P.C. as its new independent accountants. During the two most recent fiscal years and through August 26, 2003, the Company has not consulted with Mahoney Cohen & Company, CPA, P.C. regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and no written report or oral advice was provided to the Company concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)1)(iv) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

          (a)  Exhibits.

               16.2 Letter from Deloitte & Touche LLP dated September 10, 2003.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 11, 2003

                            DONNKENNY, INC.


                            By: /s/  Daniel H. Levy
                                -------------------------------
                                Daniel H. Levy
                                Chief Executive Officer